UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 2, 2022

Accelerate Diagnostics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-31822	84-1072256
(Commission File Number)	(IRS Employer Identification No.)

3950 South Country Club Road, Suite 470, Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 365-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AXDX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2022, the Board of Directors (the “Board”) of Accelerate Diagnostics, Inc. (the “Company”) elected Wayne C. Burris as a member of the Board, effective immediately. The Board has also appointed Mr. Burris to serve on its Audit Committee, effective immediately.

There is no arrangement or understanding between Mr. Burris and any other person pursuant to which he was selected as a director, and Mr. Burris does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Mr. Burris will receive the same compensation as the Company’s other non-employee directors as generally described under “Executive Compensation—Director Compensation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2021.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 2, 2022, in connection with the election of Mr. Burris as a member of the Board, the Board amended Section 3.02 of the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately, to provide that the number of directors on the Board will not consist of less than 3 and not more than 11 directors. The Bylaws previously provided that the number of directors would not consist of less than 3 and not more than 10 directors.

The foregoing description of the amendment to the Bylaws is not complete and is qualified in its entirety by reference to the full text of the amendment, which is filed herewith as Exhibit 3.1 and incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description

3.1	Amendment No. 1 to the Amended and Restated Bylaws of Accelerate Diagnostics, Inc.

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATE DIAGNOSTICS, INC. (Registrant)
Date: February 3, 2022
/s/ Steve Reichling
Steve Reichling
Chief Financial Officer